UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

COSTCO WHOLESALE CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive
Issaquah, WA 98027
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.005 per share	COST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
On January 18, 2024, Costco Wholesale Corporation (the "Company") held its Annual Meeting of Shareholders. There were 443,830,261 shares of common stock entitled to be voted; 349,875,734 shares were voted in person or by proxy. Shareholders voted on the following matters:
1.The election of each of the directors nominated by the Board of Directors to hold office until the 2025 Annual Meeting of Shareholders and until their successors are elected and qualified;
2.The ratification of the selection of KPMG LLP as the Company's independent auditors for fiscal year 2024;
3.The approval, on an advisory basis, of the compensation of the Company's executive officers for fiscal year 2023 as disclosed in the Company's definitive proxy statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on December 7, 2023; and
4.A shareholder proposal concerning fiduciary carbon-emission relevance report.
All items except 4 were approved. The results of the votes are set forth below:
Election of Directors

Nominees	For	Against	Abstain	Broker Non-Votes
Susan L. Decker	276,514,711	13,022,702	340,703	59,997,618
Kenneth D. Denman	280,951,769	8,536,480	389,867	59,997,618
Helena B. Foulkes	288,727,549	795,960	354,607	59,997,618
Richard A. Galanti	265,099,771	24,428,113	350,232	59,997,618
Hamilton E. James	270,884,767	18,314,000	679,349	59,997,618
W. Craig Jelinek	279,194,861	10,354,740	328,515	59,997,618
Sally Jewell	285,862,191	3,686,225	329,700	59,997,618
Jeffrey S. Raikes	265,742,092	23,709,704	426,320	59,997,618
John W. Stanton	283,533,310	5,959,091	385,715	59,997,618
Ron M. Vachris	284,808,955	4,719,117	350,044	59,997,618
Maggie Wilderotter	279,916,125	9,609,714	352,277	59,997,618
Ratification of the Selection of Auditors:

For	Against	Abstain
335,459,386	13,924,221	492,127
Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
272,952,384	15,719,025	1,206,707	59,997,618
Shareholder proposal concerning fiduciary carbon-emission relevance report:

For	Against	Abstain	Broker Non-Votes
5,557,589	280,253,734	4,066,793	59,997,618

Item 8.01.    Other Events
The Board of Directors declared a quarterly cash dividend on the Company's common stock. The dividend of $1.02 per share declared on January 18, 2024, is payable February 16, 2024, to shareholders of record at the close of business on February 2, 2024.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

99.1.    Press Release dated January 18, 2024.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COSTCO WHOLESALE CORPORATION

Dated: January 22, 2024	By:	/s/ John Sullivan
John Sullivan
Executive Vice President, General Counsel and Corporate Secretary